EXHIBIT 23.2

                         CONSENT OF CUTHILL & EDDY, LLP
                          CERTIFIED PUBLIC ACCOUNTANTS
                           Limited Liability Company


                         CONSENT OF INDEPENDENT AUDITOR




We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 18, 2002 relating to the financial statements which appears in Accufacts Pre-Employment Screening, Inc. annual report on Form 10-KSB for the fiscal year ended December 31, 2001.



/s/  Cuthill & Eddy LLP

Winter Park, Forida

July 15, 2002